Investor presentation Q 2 2 0 2 5 F i n a n c i a l r e s u l t s A u g . 7 , 2 0 2 5

Safe harbor & Non-gaap measures Forward-Looking Statements This presentation contains statements by Celsius Holdings, Inc. (“Celsius Holdings”, “we”, “us”, “our” or the “Company”) that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, our prospects, plans, business strategy and expected financial and operational results. You can identify these statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would”, ”could”, ”project”, ”plan”, “potential”, ”designed”, “seek”, “target”, variations of these terms, the negatives of such terms and similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances.These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. You should not rely on forward-looking statements because our actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: changes to our commercial agreements with PepsiCo, Inc.; management’s plans and objectives for international expansion and global operations; general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our ability to successfully integrate businesses that we acquire, including Alani Nu; our ability to achieve the benefits that we expect to realize as a result of our acquisitions, including Alani Nu; the potential negative impact on our financial condition and results of operations if we fail to achieve the benefits that we expect to realize as a result of our business acquisitions, including Alani Nu; liabilities of the businesses that we acquire that are not known to us; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company’s ability to comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”); and those other risks and uncertainties discussed in the reports we file with the SEC, such as our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date the statements were made. We do not undertake any obligation to update forward-looking information, except to the extent required by applicable law. Use of Non-GAAP Measures Celsius defines Adjusted EBITDA as net income before net interest (expense) income, income tax expense (benefit), and depreciation and amortization expense, further adjusted by excluding stock-based compensation expense, foreign exchange gains or losses, distributor termination fees, legal settlement costs, reorganization costs, acquisition costs, penalties, and inventory step-up adjustment. Adjusted EBITDA Margin is the ratio between the Company’s Adjusted EBITDA and net revenue, expressed as a percentage. Adjusted diluted earnings per share is GAAP diluted earnings per share net of add backs and deductions for distributor termination, legal settlement costs, reorganization costs, acquisitions costs, penalties, and inventory step-up adjustment. Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share are non-GAAP financial measures. Celsius uses Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share for operational and financial decision-making and believes these measures are useful in evaluating its performance because they eliminate certain items that management does not consider indicators of Celsius’ operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share may also be used by many of Celsius’ investors, securities analysts, and other interested parties in evaluating its operational and financial performance across reporting periods. Celsius believes that the presentation of Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share, provides useful information to investors by allowing an understanding of measures that it uses internally for operational decision-making, budgeting and assessing operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share are not recognized terms under GAAP and should not be considered as a substitute for net income or any other financial measure presented in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of Celsius’ results as reported under GAAP. Celsius strongly encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share as defined by Celsius, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare Celsius’ use of these non-GAAP financial measures with those used by other companies. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable, but we have not independently verified the accuracy of this information. Any industry forecasts are based on data (including third-party data), models and experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Forward-Looking Statements.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. 2

Celsius HOLDINGS at a glance A Category Growth Leader • Celsius Holdings contributed 13%1 of all energy drink category growth in 1H 2025 • #3 energy drink portfolio in the U.S. with total U.S. share of 16.8% in tracked channels 1H 20251 • Celsius Holdings holds 99.3% ACV1; sold in over 240,000 tracked U.S. retail outlets1 3 FY 2025 First-Half Financial Highlights • Revenue: $1.07B • Gross Margin: 51.8% • Net Income: $144.3M • Adjusted EBITDA: $280M • Adjusted EBITDA Margin: 26.2% 2 Portfolio Brands CELSIUS® | Alani Nu® #9 Liquid Refreshment Beverages Brand in the U.S.2 #2 Growth Portfolio in RTD Energy1 $4B U.S. Retail Sales3 PREMIUM BRANDS | FUNCTIONAL INGREDIENTS | ZERO SUGAR 1. Circana TOTAL U.S. MULO+ W/C Building Year 2025 RTD Energy Ended 7/6/25 (Portfolio) 2. Circana TOTAL U.S. MULO+ W/C Full Year 2024 RTD Energy Ended 12/29/24 (CELSIUS) 3. Circana TOTAL U.S. MULO+ W/C L52W RTD Energy Ended 7/20/25 (Portfolio)

A leading portfolio of functional beverages and wellness products Celsius HOLDINGS overview

INVESTMENT THESIS A leading portfolio of premium, lifestyle energy and hydration beverages with strong and growing consumer demand for functional & better-for-you, sugar-free energy solutions1 2 3 4 5 Robust brand equity and awareness with opportunities to expand, driven by targeted marketing initiatives and a loyal consumer base Clear path to drive incremental revenue and profit growth through more people, more places, more often strategy Strong financial profile with a well-capitalized balance sheet, enabling sustained organic growth, strategic vertical integration, technological advancements and value-accretive acquisitions Attractively positioned to capture opportunity in the large, growing functional beverage category through strategic investments and innovation

• More People: Attracting new consumers to the category • More Places: Expanding product availability • More Often: Increasing consumption frequency Underpinned by operational excellence Growth Strategy 6

Q2 2025 KEY MESSAGES

1. Record Q2 revenue ($739M, +84% YoY) driven by Alani Nu's $301.2M revenue contribution; gross profit $381M (+82% YoY), adjusted diluted EPS $0.47, +68% YoY); adjusted EBITDA margin reached 28.4%
2. Celsius Holdings' portfolio surpassed $4B in past-52-week tracked retail sales as of 7/20, more than the tracked retail sales of the next 8 energy drink brands combined[1]
3. The Alani Nu brand delivered +129% YoY retail growth and added +3.1 pts of share — fastest-growing RTD energy brand in tracked U.S. channels for Q2[2]
4. The CELSIUS brand's retail sales grew +3% YoY; increased TDPs 17%[2] and led the summer Amazon Prime Day event RTD energy sales with 1-week $ share of 18.4%[3]
5. Gross margin held at 51.5% as input cost and price/channel mix tailwinds offset purchase accounting and Alani Nu mix
6. S&M leverage improved to 20.5% of sales; Adjusted EBITDA rose 109% to $210M; Net Income rose 25% to $99.9M


WATERMELON
CELSIUS
LIVE FIT
SPARKLING

1. Circana TOTAL U.S. MULO+ W/C L52W RTD Energy Ended 7/20/25 (Portfolio)
2. Circana TOTAL U.S. MULO+ W/C L13W RTD Energy Ended 6/29/25
3. Stackline RTD Energy L1W ended 7/12/25

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8 Summary Financials (millions except for percentages & EPS) 2Q 2025 2Q 2024 Change 1H 2025 1H 2024 Change Revenue $739.3 $402.0 84% $1,068.5 $757.7 41% N. America $714.5 $382.4 87% $1,021.0 $721.9 41% International $24.8 $19.6 27% $47.5 $35.8 33% Gross Margin 51.5% 52.0% -50 BPS 51.8% 51.6% +20 BPS Net Income $99.9 $79.8 25% $144.3 $157.6 (8)% Net Income att. to Common Shareholders $85.7 $66.7 28% $119.9 $131.5 (9)% Diluted EPS $0.33 $0.28 18% $0.48 $0.55 (13)% Adjusted Diluted EPS $0.47 $0.28 68% $0.65 $0.55 18% Adjusted EBITDA $210.3 $100.4 109% $280.0 $188.4 49% Q2 2025 financial highlights

CELSIUS HOLDINGS IS GROWING THE ENERGY DRINK CATEGORY

CELSIUS | Alani

CELH RETAIL SALES ACROSS TRACKED CHANNELS[1]

(MULO+ W/C | BILLIONS)


Billions
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.27
$0.33
$0.36
$0.38
$0.50
$0.67
$0.79
$0.76
$0.83
$0.92
$0.92
$0.87
$0.95
$1.19
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

CELH CONTRIBUTION TO CATEGORY GROWTH BY YEAR[2]

(MULO+ W/C)


70%
60%
50%
40%
30%
20%
10%
0%
35%
36%
32%
28%
27%
31%
43%
48%
56%
62%
44%
25%
20%
27%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

NOTES: 1. Circana US MULO+ W/C, CELSIUS INC RTD Energy by 13W Periods 2022-2025, ended 6/29/25 2. . Circana US MULO+ W/C, CELSIUS INC RTD Energy by 13W Periods 2022-2025, ended 6/29/25

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NOTES 1. Circana Total US MULO+ W/C, RTD Energy, L13P ended 6/29/25 2. Circana Total US MULO+ W/C, RTD Energy, L13W ended 6/29/25 BRAND* Q2 2025 SHR Q2 $ Chg v YA 36.8 $356.99 26.8 $190.33 CELH Portfolio 17.3 $266.07 11.0 $21.59 6.3 $244.48 3.2 $18.62 3.1 $37.80 2.4 ($21.85) 2.4 ($12.19) 2.0 $0.85 1.4 $5.36 CELSIUS HOLDINGS Retail sales *Third-party brand names, logos, and trademarks appearing in this presentation are the property of their respective owners. Their use is for informational and comparative purposes only and does not imply endorsement, affiliation, or sponsorship by or with Celsius Hold ings , Inc. CELH MULO+ W/C RETAIL DOLLAR SALES LAST 13 PERIODS1 $278 $290 $287 $272 $267 $264 $261 $285 $323 $344 $357 $371 $388 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 M ill io n s 10

11 Energy mulo+ w/c dollar share 31.3 30.5 30.4 30.8 30.3 29.3 28.7 28.6 28.0 27.6 27.4 27.5 27.6 26.8 38.1 38.6 38.6 39.1 37.1 36.8 36.0 36.4 35.8 36.4 36.5 37.5 37.1 36.8 6.3 6.8 7.3 8.0 10.2 11.7 13.8 14.1 15.4 15.5 15.7 15.3 16.2 17.3 0 5 10 15 20 25 30 35 40 45 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 TOP 3 BRAND $ SHARE OF MULO+ W/C BY QUARTER 2022-PRESENT MONSTER RED BULL CELH NOTES: 1. Circana Total US MULO+ W/C dollar share of RTD Energy by quarter ended 6/29/25

$402.0 $265.7 $332.2 $329.3 $739.3 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 +84% YoY 12 CELSIUS HOLDINGS Consolidated revenue QUARTERLY REVENUE LAST 5 QUARTERS (MILLIONS) -31% YoY -7% YoY REVENUE (IN MILLIONS) +23% YoY -4% YoY$0.0M $100.0M $200.0M $300.0M $400.0M $500.0M $600.0M $700.0M $800.0M Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 2020 2021 2022 2023 2024 2025 North America INTL. Total NOTES: Acquired Alani Nu 4/1/25

International sales $19.6 $18.6 $20.3 $22.8 $24.8 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 NOTES: International revenue excludes N. America (U.S. and Canada) INTERNATIONAL REVENUE LAST 5 QUARTERS (IN MILLIONS)

14 Gross profit 0 50 100 150 200 250 300 350 400 GROSS PROFIT DOLLARS ADJ EBITDA DOLLARS 2Q 24 3Q 24 4Q 24 25.0% 1Q 25 52.3% 21.2% 51.5% 2Q 25 28.4% GROSS PROFIT AND ADJUSTED EBITDA ($ IN MILLIONS) PERCENTAGES REPRESENT QUARTERLY PERCENTAGE OF REVENUE 52.0% 46.0% 1.7% 50.2% 18.9%

appendix 15

CELSIUS NON-GAAP EBITDA SCHEDULE

(Figures in thousands)	Three months ended June 30, 2025	Three months ended June 30, 2024	Six months ended June 30, 2025	Six months ended June 30, 2024
Net income (GAAP measure)	**$ 99,855**	**$ 79,783**	**$ 144,274**	**$ 157,594**
Add back/(Deduct):				
Net interest income	14,042	(10,647)	6,196	(20,287)
Provision for income taxes	29,610	24,848	46,184	39,498
Depreciation and amortization expense	9,119	1,418	11,730	2,648
Non-GAAP EBITDA	**152,626**	**95,402**	**208,384**	**179,453**
Stock-based compensation[1]	6,434	4,746	11,463	8,309
Foreign exchange	(800)	264	(1,720)	633
Reorganization Costs[2]	482	—	482	—
Acquisition Costs[3]	29,855	—	38,967	—
Penalties[4]	—	—	710	—
Inventory step-up adjustment[5]	21,692	—	21,692	—
Non-GAAP Adjusted EBITDA	**$ 210,289**	**$ 100,412**	**$ 279,978**	**$ 188,395**
Non-GAAP Adjusted EBITDA Margin	**28.4 %**	**25.0 %**	**26.2%**	**24.9%**

[1] Selling, general and administrative expenses related to employee non-cash stock-based compensation expense. Stock-based compensation expense consists of non-cash charges for the estimated fair value of unvested restricted share unit and stock option awards granted to employees and directors. The Company believes that the exclusion provides a more accurate comparison of operating results and is useful to investors to understand the impact that stock-based compensation expense has on its operating results.

[2] Impairment charges for the Fast brand in the EMEA region.
[3] Fees and professional services related to acquisition activity.
[4] Accrued expense in the quarter ended March 31, 2025, related to contractual co-packer obligations.
[5] Non-cash inventory valuation step-up from the Alani Nu acquisition which was recognized as an adjustment to the cost of revenue.
[6] Add backs and deductions are net of their respective impacts from tax and reallocation of earnings to participating securities. The total tax effect of the adjusted items for the quarter ended June 30, 2025 was $(0.05) per diluted share, which includes the tax effect of deductible acquisition costs and inventory step-up adjustment. The total tax effect of the adjusted items for the six months ended June 30, 2025 was $(0.06) per diluted share. There were no adjusted items for the six months ended June 30, 2024. Tax effects are determined based on the tax treatment of the related item, the incremental statutory rate of the jurisdictions pertaining to the adjustment, and their effects on pre-tax income (loss).

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17 Celsius non-gaap eps schedule Three months ended Six months ended June 30, June 30, 2025 2024 2025 2024 Diluted Earnings per share (GAAP measure) $0.33 $0.28 $0.48 $0.55 Add back/(Deduct)6: Acquisition Costs3 $0.08 — $0.11 — Inventory step-up adjustment5 $0.06 — $0.06 — Non-GAAP Diluted Earnings per share $0.47 $0.28 $0.65 $0.55 1 Selling, general and administrative expenses related to employee non-cash stock-based compensation expense. Stock-based compensation expense consists of non-cash charges for the estimated fair value of unvested restricted share unit and stock option awards granted to employees and directors. The Company believes that the exclusion provides a more accurate comparison of operating results and is useful to investors to understand the impact that stock-based compensation expense has on its operating results. 2 Impairment charges for the Fast brand in the EMEA region. 3 Fees and professional services related to acquisition activity. 4 Accrued expense in the quarter ended March 31, 2025, related to contractual co-packer obligations. 5 Non-cash inventory valuation step-up from the Alani Nu acquisition which was recognized as an adjustment to the cost of revenue. 6 Add backs and deductions are net of their respective impacts from tax and reallocation of earnings to participating securities. The total tax effect of the adjusted items for the quarter ended June 30, 2025, was $(0.05) per diluted share, which includes the tax effect of deductible acquisition costs and inventory step-up adjustment. The total tax effect of the adjusted items for the six months ended June 30, 2025, was $(0.06) per diluted share. There were no adjusted items for the six months ended June 30, 2024. Tax effects are determined based on the tax treatment of the related item, the incremental statutory rate of the jurisdictions pertaining to the adjustment, and their effects on pre-tax income (loss).